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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each of the undersigned directors and each of the undersigned officers of McKesson HBOC, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute and deliver in his or her name and on his or her behalf:

     (a) One or more Registration Statements (with all exhibits thereto) of the Corporation on Form S-3 or any other appropriate form proposed to be filed by the Corporation with the Securities and Exchange Commission (the "SEC") (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")) for the purpose of registering under the Securities Act, shares of the Corporation's common stock, par value $0.01 (the "Shares"), that were issued in connection with the merger of Automated Prescription Systems with and into the Corporation;

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements; and

     (c) any and all other documents and instruments in connection with the registration of the Shares which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof; (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America; and (iii) the securities or similar applicable laws of any foreign jurisdiction, and each of the undersigned hereby grants unto such attorney-in-fact and agent or his substitute or substitutes, each and every act and thing requisite and necessary to be done in and about the premises as fully as to all intents and purposes as he or she might or could do in person, and does hereby ratify and confirm as his or her own acts and deeds all that such attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof. Such attorney-in-fact and agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of April, 1999.
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        /s/ Charles W. McCall                     /s/ Heidi E. Yodowitz
  --------------------------------          --------------------------------
            Charles W. McCall                         Heidi E. Yodowitz



        /s/ Mark A. Pulido                        /s/ Alfred C. Eckert III
  --------------------------------          --------------------------------
            Mark A. Pulido                            Alfred C. Eckert III



        /s/ Tully M. Friedman                     /s/ James V. Napier
  --------------------------------          --------------------------------
            Tully M. Friedman                         James V. Napier



        /s/ Alton F. Irby III                     /s/ David S. Pottruck
  --------------------------------          --------------------------------
            Alton F. Irby III                         David S. Pottruck



        /s/ M. Christine Jacobs                   /s/ Carl E. Reichardt
  --------------------------------          --------------------------------
            M. Christine Jacobs                       Carl E. Reichardt



        /s/ Gerald E. Mayo                        /s/ Alan Seelenfreund
  --------------------------------          --------------------------------
            Gerald E. Mayo                            Alan Seelenfreund



        /s/ Jane E. Shaw                          /s/ Richard H. Hawkins
  --------------------------------          --------------------------------
            Jane E. Shaw                              Richard H. Hawkins




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